Note 13 - Recently Accounting Pronouncements	12 Months Ended
Dec. 31, 2012
Description of New Accounting Pronouncements Not yet Adopted [Text Block]
Note 13.  Recent Accounting Pronouncements

Effective January 1, 2012, Avalon adopted the FASB’s ASU No. 2011-04, Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in US GAAP and IFRSs, which amends ASC 820, Fair Value Measurement. This ASU requires the categorization by level for items that are required to be disclosed at fair value, information about transfers between Level 1 and Level 2 and additional disclosure for Level 3 measurements. In addition, the ASU provides guidance on measuring the fair value of financial instruments managed within a portfolio and the application of premiums and discounts on fair value measurements. The adoption of this accounting guidance did not have an impact on Avalon’s consolidated financial statements.